UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  September 1, 2011

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2011 WPCS International Incorporated (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Multiband Corporation (“Multiband”) pursuant to which the Company sold to Multiband two of the Company’s subsidiaries, WPCS International – St. Louis, Inc. and WPCS International – Sarasota, Inc., in exchange for $2,000,000.  The Company used the funds from the sale of the subsidiaries to pay down the outstanding line of credit with Bank of America, N.A.  A copy of the complete Purchase Agreement, which contains all of the terms, conditions and covenants, is filed herewith as an exhibit.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Securities Purchase Agreement, dated as of September 1, 2011, by and between WPCS International Incorporated and Multiband Corporation.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: September 8, 2011	By:	/s/ JOSEPH HEATER
Joseph Heater
Chief Financial Officer

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